Marketable securities	6 Months Ended
Jun. 30, 2023
Marketable securities [Abstract]
Marketable securities
6.	Marketable securities

Marketable securities
$’000
Fair value
At January 1, 2023	85,724
Additions	-
Accrued interest	2,057
Interest received	(553)
Fair value movement	(770)
At June 30, 2023	86,458

The Group holds government and corporate listed bonds which comprise marketable securities measured at FVOCI. These marketable securities had a fair value of $86.5 million at June 30, 2023, (December 31, 2022: $85.7 million). The impairment loss allowance for expected credit losses at the reporting date was $0.1 million (December 31, 2022: $0.1 million). At June 30, 2023, the maturity of the Group’s marketable securities ranges from seven months to four years. This maturity has been reflected in the allocation of current and non-current assets in the unaudited condensed consolidated interim statement of financial position.

The Group is exposed to credit risk on its cash and cash equivalents, other financial assets and marketable securities in the event of default of the counterparties. The Group’s cash balance is maintained with well established, highly rated financial institutions. The Group’s marketable securities are mainly comprised of investment grade bonds. The Group monitors the credit risk of its investments on a regular basis.

A reconciliation of the movement through OCI relating to marketable securities for the three and six months ended June 30, 2023, is as follows:

Three months ended June 30, 2023
$’000
At April 1, 2023	(1,282)
Revaluation adjustments	1,295
Movement of expected credit losses on assets measured at FVOCI	217
At June 30, 2023	230

Six months ended June 30, 2023
$’000
At January 1, 2023	(558)
Revaluation adjustments	770
Movement of expected credit losses on assets measured at FVOCI	18
At June 30, 2023	230